Accrued Liabilities (Detail) - USD ($) $ in Millions	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Accrued Liabilities, Current
Employee compensation and withholdings	$ 200	$ 286	$ 210
Accrued rebates	242	245	245
Due to Baxter	341	208
Property, payroll and certain other taxes	97	97	78
Income taxes payable	26	77	352
Other	338	289	271
Total accrued liabilities	$ 1,244	$ 1,202	$ 1,156